SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 31, 2000
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                             Diamond Equities, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Nevada                       0-24138                   88-0232816
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


2010 E. University Drive, Suite 3, Tempe, Arizona                  85281
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    (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code (602) 921-2760
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                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFIED PUBLIC ACCOUNTANT

     The Registrant's previous independent auditor, King, Weber & Associates, P.C., resigned effective July 31, 2000.

     On July 31, 2000, the Registrant executed an engagement letter with its new auditor, Mantyla McReynolds, PC, 3872 South 900 East, Suite 230, Salt Lake City, Utah, 84121.

     The previous accountant's report on the financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principals.

     The decision to change accountants was approved by the Board of Directors of the Registrant.

     During the two most recent fiscal years and interim period, there were no material disagreements with the former accountants on any matter of accounting principals or accounting practices, financial statement disclosure, or auditing scope or procedure.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     a.   Exhibits.

          See former accountant's letter to be filed by amendment.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND EQUITIES, INC.


Date: August 3, 2000                    By: David D. Westfere
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                                            David D. Westfere, President

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